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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement to register 200,000 shares of common stock on From S-8 of our report dated January 24, 2002 relating to the financial statements which appears in Cambridge Heart, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.







Boston, Massachusetts
March 29, 2002